                                                                   Exhibit 10.14


--------------------------------------------------------------------------------
                              AMENDED AND RESTATED
                           LETTER AGREEMENT GCT-026/98
--------------------------------------------------------------------------------

This Amended and Restated Letter of Agreement GCT-026/98 ("Agreement") dated April __, 2002, is an agreement between Republic Airways Holdings, Inc. ("Buyer") with its principal place of business at 2500 S. High School Road, Indianapolis, Indiana 46241, United States, and Embraer - Empresa Brasileira de Aeronautica S.A. ("Embraer"), with its principal place of business at Sao Jose dos Campos, Sao Paulo, Brazil, relating to the Amended and Restated Purchase Agreement GCT-025/98 dated April __, 2002 (the "Purchase Agreement") for the purchase by Buyer of up to thirty-seven (37) new EMB-145 LR aircraft (the "Aircraft").

This Agreement constitutes an amendment and modification of the Purchase Agreement, and it sets forth additional agreements of the Parties with respect to the matters set forth in the Purchase Agreement. All terms defined in the Purchase Agreement shall have the same meaning when used herein, and in case of any conflict between this Agreement and the Purchase Agreement, this Agreement shall govern.

[*]

[*]

[*]

[*]

[*]

     [*]

             [*]


----------
* Confidential
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933. The omitted materials have been filed separately with the Securities and Exchange Commission.

         [*]

             [*]

             [*]

             [*]

             [*]

         [*]

         [*]

[*]

         [*]


----------
* Confidential

         [*]

[*]

         [*]

[*]

   [*]

   [*]

   [*]


----------
* Confidential

   [*]

          [*]

          [*]

          [*]

          [*]

   [*]

   [*]



----------
* Confidential

[*]

A.       [*]


B.       [*]

C.       [*]

D.       [*]

         (i)     [*]

         (ii)    [*]

         (iii)   [*]

E.       [*]







----------
* Confidential

         [*]

[*]
         [*]

7.       [*]

         [*]

         {*]

[*]

         [*]

              [*]

              [*]


----------
* Confidential

[*]

A.          [*]

B.          [*]


----------
* Confidential

A.          [*]

B.          [*]

C.          [*]

D.          [*]

[*]

A.          [*]

B.          [*]




----------
* Confidential

[*]











----------
* Confidential

[*]





      [The remainder of this page has been left blank intentionally.]
















----------
* Confidential

[*]




----------
* Confidential

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers and to be effective as of the day and year first above written.

EMBRAER - Empresa Brasileira                     Republic Airways Holdings, Inc.
de Aeronautica S.A.

By: /s/ Frederico Fleury Curado                  By: /s/ Bryan Bedford
    ---------------------------                      ---------------------------

Name: Frederico Fleury Curado                    Name: Bryan Bedford
      -------------------------                        -------------------------

Title: E.V.P. Airline Market                     Title: President
       ------------------------                         ------------------------

By: /s/ Flavio Rimoli
    ---------------------------


Name: Flavio Rimoli
      -------------------------

Title: Director of Contracts
       ------------------------


Witness: /s/ Fernando Bueno                      Witness: /s/ Robert H. Cooper
         ----------------------                           ----------------------

Name: Fernando Bueno                             Name: Robert H. Cooper
      -------------------------                        -------------------------

--------------------------------------------------------------------------------
                  SCHEDULE "1" -
--------------------------------------------------------------------------------

[*]

1.   [*]

2.   [*]

3.   [*]

4.   [*]

5.   [*]

6.   [*]









----------
* Confidential

[*]

7.   [*]

8.   [*]

9.   [*]

10.  [*]

11.  [*]



----------
* Confidential

--------------------------------------------------------------------------------
                     SCHEDULE "2" -
--------------------------------------------------------------------------------

[*]

1.   [*]

2.   [*]

3.   [*]

4.   [*]

5.   [*]

6.   [*]

7.   [*]






----------
* Confidential

     [*]

8.   [*]

9.   [*]

10.  [*]

11.  [*]


----------
* Confidential

--------------------------------------------------------------------------------
             SCHEDULE "3-A" -
--------------------------------------------------------------------------------


[*]

























----------
* Confidential

[*]









----------
* Confidential

[*]






















----------
* Confidential

[*]


























----------
* Confidential

[*]




























----------
* Confidential

[*]




















----------
* Confidential

[*]
























----------
* Confidential

[*]
























----------
* Confidential

--------------------------------------------------------------------------------
                                 SCHEDULE "3-B"
--------------------------------------------------------------------------------


[*]
























----------
* Confidential

[*]






















----------
* Confidential

[*]






















----------
* Confidential

[*]






























----------
* Confidential

[*]
























----------
* Confidential

[*]

























----------
* Confidential

[*]




























----------
* Confidential

[*]




























----------
* Confidential

[*]
























----------
* Confidential

--------------------------------------------------------------------------------
                                 SCHEDULE "4" -
--------------------------------------------------------------------------------

[*]





















----------
* Confidential

[*]























----------
* Confidential

[*]























----------
* Confidential

[*]






















----------
* Confidential

[*]























----------
* Confidential

[*]

























----------
* Confidential

[*]

























----------
* Confidential

[*]























----------
* Confidential

[*]





















----------
* Confidential

--------------------------------------------------------------------------------
                                 SCHEDULE "5" -
--------------------------------------------------------------------------------

[*]














----------
* Confidential

[*]























----------
* Confidential

[*]























----------
* Confidential

[*]























----------
* Confidential

[*]























----------
* Confidential

[*]























----------
* Confidential

[*]

























----------
* Confidential

[*]


























----------
* Confidential

                                  SCHEDULE "6"


[*]



























----------
* Confidential

[*]






















----------
* Confidential